                                                                Exhibit 10.25(h)

           SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED GUARANTY

        THIS SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED GUARANTY (this "Amendment"), dated as of February 27, 1998, is entered into by and among
 ---------
Advanced Micro Devices, Inc., a Delaware corporation ("Guarantor"), CIBC Inc., a
                                                       ---------
Delaware corporation ("Lessor"), and, solely for the purpose of making certain
                       ------
representations and warranties in Section 5 below, AMD International Sales & Service, Ltd., a Delaware corporation ("Lessee").
                                        ------

                                   RECITALS
                                   --------

        A. Guarantor executed and delivered to Lessor a Third Amended and Restated Guaranty, dated as of August 21, 1995 and accepted by Lessor as of August 21, 1995, pursuant to which the Guarantor guarantied to Lessor certain obligations of Lessee. Such Third Amended and Restated Guaranty was amended by a First Amendment to Third Amended and Restated Guaranty, dated as of October 20, 1995, by a Second Amendment to Third Amended and Restated Guaranty, dated as of January 12, 1996, by a Third Amendment to Third Amended and Restated Guaranty, dated as of May 10, 1996, by a Fourth Amendment to Third Amended and Restated Guaranty, dated as of June 20, 1996, by a Fifth Amendment to Third Amended and Restated Guaranty, dated as of August 1, 1996, and by a Sixth Amendment to Third Amended and Restated Guaranty, dated as of February 6, 1998 (as so amended, the "Guaranty").
 --------

        B. The Guarantor has requested that the Lessor agree to certain additional amendments of the Guaranty.

        C. Lessor is willing to further amend the Guaranty, subject to the terms and conditions of this Amendment.

                                   AGREEMENT
                                   ---------

        NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.  Defined Terms. Capitalized terms not otherwise defined herein shall
            -------------
have the meanings given to them in the Guaranty.

        2.  Amendment. Subject to satisfaction of the conditions set forth
            ---------
herein, the Guaranty shall be amended as follows:

           (a) The definition of "Existing Bank of America Credit Agreement" shall be deleted and replaced with the following definition:

           "Existing Bank of America Credit Agreement" means that certain Credit
            -----------------------------------------
     Agreement dated as of July 19, 1996, among Guarantor, Bank of America National Trust and Savings Association, ABN Amro Bank N.V., Canadian Imperial Bank of Commerce, and the other financial institutions party thereto, as amended by the First Amendment to Credit Agreement dated as of August 7, 1996, by the Second Amendment to Credit Agreement dated as of September 9, 1996, by the Third Amendment to Credit Agreement dated as of October 1, 1997, by the Fourth Amendment to Credit Agreement dated as of January 26, 1998, and by the Fifth Amendment to Credit Agreement dated as of [February 26, 1998] (the "Fifth Amendment to Credit Agreement").
                                  -----------------------------------

           (b)  The following definitions shall be added as follows:

           "Fifth Amendment Effective Date" means the date on which the Fifth
            ------------------------------
     Amendment to Credit Agreement shall first have become effective in accordance with the terms set forth at Section 4 therein.

           (c)  Section 4.1.11 shall be amended and restated as follows:

           SECTION  4.1.11  Existing Bank of America Credit Agreement. Guarantor
                            -----------------------------------------
     agrees that Guarantor will perform, comply with and be bound by all of its agreements, covenants and obligations contained in Sections 7.01 through
     7.19 (other than Section 7.07) of the Existing Bank of America Credit Agreement as such Sections existed on the Fifth Amendment Effective Date, regardless of whether the Existing Bank of America Credit Agreement thereafter is amended, restated, terminated or ceases to be effective (such Sections and all other terms of the Existing Bank of America Credit Agreement to which reference is made herein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by reference as though specifically set forth in this Guaranty, except as specifically set forth below), and each such section which is incorporated herein by reference and as amended by the Existing Bank of America Credit Agreement shall be deemed to have been incorporated herein as of the date each such section and amendment first became effective under the Existing Bank of America Credit Agreement; provided, however, that:
                                                    --------  -------

           (i) all references to "Company" shall be deemed to refer to Guarantor;

           (ii) all references to "this Agreement" and "herein," "hereof" and words of similar purport shall, except where the context otherwise requires, be deemed to refer to this Guaranty;

           (iii) all references to "Default" or "Event of Default" shall be deemed to refer to a "Default" or an "Event of Default" under either of the Leases or the other Operative Agreements, or a breach or default under the Guaranty;

           (iv) all references to "Majority Banks" in Article VII of the Existing Bank of America Credit Agreement shall be deemed to refer to Lessor;

           (v)   the following sentence shall be added to the end of Section
7.01 of the Existing Bank of America Credit Agreement as incorporated herein by reference:

                 "provided, however, that no Liens otherwise permitted by (a)
                  --------  -------
           through (n) above shall be permitted if such Liens are otherwise prohibited under either of the Leases or the Consent Agreement or the Second Consent Agreement."

           (vi) Paragraph (b) of Section 7.03 of the Existing Bank of America Credit Agreement as incorporated by reference herein shall be deleted and replaced with the following:

                 "(b) any Restricted Subsidiary (other than Lessee) of Guarantor may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to Guarantor or another Wholly-Owned Subsidiary (other than Lessee or the German Subsidiary) of Guarantor."

All such Sections and other terms, definitions and provisions of the Existing Bank of America Credit Agreement incorporated herein shall, except as Lessor shall otherwise consent in writing for purposes of this Guaranty, continue in full force and effect for the benefit of Lessor, whether or not the Banks fund the Loans thereunder, the debt and obligations thereunder remain outstanding or such agreement remains in effect among the parties thereto.

     Except as specifically provided above and except that the term "Material Adverse Effect" as defined in the Guaranty shall continue to be used in the Guaranty, to the extent that any definitions incorporated by reference from the Existing Bank of America Credit Agreement conflict with the existing definitions in the Guaranty, such incorporated definitions shall with respect to the Sections of the Existing Bank of America Credit Agreement which are incorporated by reference and listed in the first paragraph of this

Section 4.1.11 hereof replace such existing definitions in their entirety.

        3.  Delivery of Consolidated Balance Sheet for May 24, 1998. Without
            -------------------------------------------------------
limiting Guarantor's obligations under Section 4.1.1 of the Guaranty or any other provision thereof or any other Operative Document, Guarantor shall deliver to Lessor and Lender by no later than June 5, 1998 an unaudited consolidated balance sheet of Guarantor and its Subsidiaries (as that term is presently defined in the Existing Bank of America Credit Agreement) as at May 24, 1998, certified by the chief financial officer or the treasurer of Guarantor as being complete and accurate in all material respects and fairly presenting, in accordance with GAAP (subject to ordinary, good faith, year-end audit adjustments), the financial position of Guarantor and its Subsidiaries as of such date, subject to the omission of the related statements of income, shareholders' equity and cash flows for the relevant period. For the avoidance of doubt, Guarantor's failure to satisfy the requirements of this Section 3 shall constitute an Event of Default under each of the Leases and a breach and default and Deposit Event under this Guaranty. During such period of time that Lessor (or in the case of Lessor, Canadian Imperial Bank of Commerce) or Lender is also a party to the Existing Bank of America Credit Agreement and, by reason of such status, receives the balance sheet required by this Section 3, then a delivery of such balance sheet to such Person pursuant to the Existing Bank of America Credit Agreement within the time periods required above shall be deemed a receipt by such Person of such balance sheet under this Section 3 and duplicate deliveries are not required.

        4.  Amendment Fees. In consideration of this Amendment and the approvals
            --------------
given herein, Guarantor agrees to pay a one-time nonrefundable fee of Twenty-Five Thousand Dollars ($25,000) to Lessor and Twenty-Five Thousand Dollars ($25,000) to Lender (the "Amendment Fees"). The Amendment Fees shall be
                                  --------------
paid by Guarantor by wire transfer to an account to be specified by each recipient.

        5.  Representations and Warranties. To induce Lessor to amend the
            ------------------------------
Guaranty as provided above: (a) Guarantor hereby represents that (i) after giving effect to the amendments set forth in Section 2 above, no Default, Event of Default or Deposit Event under the Guaranty, or Guarantor Default under the Amended Land Lease or the Amended Building Lease, has occurred and is continuing, (ii) all representations and warranties of Guarantor contained in the Guaranty are true and correct on and as of the date of this Amendment as though made on and as of such date, and (iii) the Existing Bank of America Credit Agreement and each other Loan Document (as defined therein) to which the Guarantor is a party constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with their respective terms, and the Fifth Amendment to Credit Agreement has become effective in accordance with Section 4 thereof, and (b) Lessee hereby represents that (i) after giving effect to the amendments and covenants set forth in Sections 2, 3 and 4 above, no Default or Event of Default under the Amended Land Lease or the Amended Building Lease has occurred and is continuing, and (ii) all representations and warranties of Lessee contained in the Amended Land Lease and the Amended Building Lease are true and correct on and as of the date of this Amendment as though made on and as of such date.

     6. Reaffirmation.  Guarantor hereby acknowledges and reaffirms in their
        -------------
entirety each of the waivers set forth in the Guaranty, including, without limitation, those set forth at Sections 2.5, 2.6 and 2.7.

     7. Conditions to Effectiveness of Amendment. This Amendment shall become
        ----------------------------------------
effective on the date on which all of the following conditions precedent have been satisfied:

        (a) Lessor shall have received from Guarantor, Lessee and The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency (the "Lender"), a duly executed
                                                     ------
original (or, if elected by Lessor, an executed facsimile copy) of this Amendment.

        (b) Lessor shall have received a duly executed original (or, if elected by Lessor, an executed facsimile copy) of the Fifth Amendment to Credit Agreement.

        (c) Lessor shall have received a legal opinion from O'Melveny & Myers LLP in the form attached hereto as Exhibit A.
                                   ---------

        (d) Lessor and Lender shall have received the Amendment Fees.

        (e) Each of the representations and warranties set forth in Section 5 above are true and correct as of such date.

     8. Reservation of Rights. The Guarantor acknowledges and agrees that the
        ---------------------
execution and delivery by Lessor of this Amendment shall not be deemed to create a course of dealing or otherwise obligate Lessor to forbear or execute similar amendments under the same or similar circumstances in the future.

     9. Miscellaneous.
        -------------

        (a) Except as herein expressly amended, all terms, covenants and provisions of the Guaranty are and shall remain in full force and effect and all references therein to such Guaranty shall henceforth refer to the Guaranty as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of the Guaranty. The Guaranty, as amended by this

Amendment, is hereby absolutely and unconditionally affirmed in its entirety by the Guarantor.

      (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

      (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

      (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by Lessor of a facsimile transmitted document purportedly bearing the signature of Guarantor or Lessee shall bind Guarantor and Lessee with the same force and effect as the delivery of a hard copy original. Any failure by Lessor to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by Lessor.

      (e) This Amendment, together with the Guaranty, including the exhibits hereto and thereto, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provision of
Section 6.2 of the Guaranty.

      (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment.

      (g) the Guarantor covenants to pay or to reimburse Lessor, upon demand, for all costs and expenses (including reasonable fees and costs of counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

      (h) The Guarantor agrees that at any time and from time to time, upon the written request of Lessor, the Guarantor shall, and shall cause Lessee to, promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Lessor shall reasonably request in order to effectuate the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.



                                           CIBC INC.


                                           By: /s/
                                              -------------------------------
                                           Title:
                                                 ----------------------------


                                           ADVANCED MICRO DEVICES, INC.


                                           By: /s/ Thomas M. McCoy
                                              -------------------------------
                                           Title:
                                                 ----------------------------


                                           AMD INTERNATIONAL SALES &
                                           SERVICE, LTD.


                                           By: /s/ Thomas M. McCoy
                                              -------------------------------
                                           Title:
                                                 ----------------------------

Reference is made to the Loan Agreement, dated as of December 17, 1993, as amended (the "Loan Agreement") between Lessor and the Lender. In accordance with
              --------------
Section 8 of the Loan Agreement, Lender hereby consents to the foregoing Amendment.


THE LONG-TERM CREDIT BANK OF
JAPAN, LTD., LOS ANGELES AGENCY


By: /s/
   -------------------------------
Title:
      ----------------------------
Date:
     -----------------------------




                                      S-1